UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2005

MERGE TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin		53214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(414) 977-4000

1126 South 70th Street, Milwaukee, Wisconsin 53214
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On June 1, 2005, Merge Technologies Incorporated (“Merge”) completed the previously announced business combination with Cedara Software Corp. (“Cedara”) pursuant to terms of the Merger Agreement (the “Merger Agreement”) dated January 17, 2005, by and among Merge, Cedara and Merge Cedara ExchangeCo Limited, a wholly owned subsidiary of Merge (“ExchangeCo”).  Following the closing, Cedara continues as a wholly-owned subsidiary of Merge.

Pursuant to the terms of the Merger Agreement, each Cedara common share was exchanged for either 0.587 Merge common share or 0.587 exchangeable share of ExchangeCo, and each Cedara option was exchanged for an option to purchase 0.587 Merge common share with the exercise price adjusted by the U.S.$/Cdn$ exchange rate as of June 1, 2005.

Item 3.02.  Unregistered Sales of Equity Securities

The shares of Merge common stock and the exchangeable shares issued to Cedara shareholders at the June 1, 2005, closing were exempt from registration pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended.  Merge issued 4,699,031 shares of Merge common stock and ExchangeCo issued 14,092,654 exchangeable shares.  The exchangeable shares are exchangeable into shares of Merge common stock at any time at the option of the holder, on a one-for-one basis.

Item 5.02.  Election of Directors

In connection with consummation of the transactions contemplated by the Merger Agreement, the Merge board of directors has, as of June 1, 2005, increased the number of directors of Merge to eleven, and has elected Abe Schwartz, Peter Cooper and R. Ian Lennox to the Merge board of directors. The appointment of Messrs. Schwartz, Cooper and Lennox to the Board was required pursuant to the Merger Agreement.  Other than the nomination of Messrs. Schwartz, Cooper and Lennox as directors pursuant to the Merger Agreement, there is no arrangement or understanding pursuant to which any of them was selected as a nominee.

Item 8.01.  Other Events

On May 27, 2005, Merge filed Articles of Amendment to its Articles of Incorporation, which were approved by Merge’s shareholders at Merge’s 2005 annual meting of shareholders.  A copy of the Articles of Amendment are attached as Exhibit 3.1 hereto.

Also at Merge’s 2005 annual meeting of shareholders, the Merge shareholders approved the Merge Technologies 2005 Equity Incentive Plan.  A copy of the plan is included as Exhibit 10.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

The financial statements for Cedara Software Corp. as of June 30, 2004 and 2003, and for each of the years in the three-year period ended June 30, 2004 and as of March 31, 2005 and for the nine-month periods ended March 31, 2005 and 2004, are attached hereto as Exhibits 99.2 and 99.1, respectively.

(b)           Pro Forma Financial Information.

The pro forma financial information required by this item is attached as Exhibit 99.3.

(c)           Exhibits.

2.1  Merger Agreement dated January 17, 2005, by and between Merge Technologies Incorporated, Cedara Software Corp. And Corrida Ltd.(1)

3.1  Articles of Amendment to Articles of Incorporation filed May 27, 2005.

(1) Incorporated by reference from Registrant’s Current Report on Form 8-K filed January 18, 2005.

10.1  Merge Technologies 2005 Equity Incentive Plan.(2)

23.1  Consent of KPMG LLP, independent registered public accounting firm, with respect to financial statements of Cedara Software Corp.

99.1  Financial statements of Cedara Software Corp. as of March 31, 2005 and for the nine-month periods ended March 31, 2005 and 2004.

99.2  Financial statements of Cedara Software Corp. as of June 30, 2004 and 2003, and for each of the years in the three-year ended June 30, 2004.

99.3  Pro forma financial information.

(2) Incorporated by reference from Registrant’s Registration Statement on Form S-8 (Registration No. 333-125386) filed June 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

Dated: June 6, 2005	By:	/s/ Richard A. Linden

Name: Richard A. Linden
Title: President and Chief Executive Officer

MERGE TECHNOLOGIES INCORPORATED

Dated: June 6, 2005	By:	/s/ Scott T. Veech

Name: Scott T. Veech
Title: Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Merger Agreement dated January 17, 2005, by and between Merge Technologies Incorporated, Cedara Software Corp. And Corrida Ltd.(1)

3.1	Articles of Amendment to Articles of Incorporation filed May 27, 2005.

10.1	Merge Technologies 2005 Equity Incentive Plan.(2)

23.1	Consent of KPMG LLP, independent registered public accounting firm, with respect to financial statements of Cedara Software Corp.

99.1	Financial statements of Cedara Software Corp. for the nine-month period ended March 31, 2005.

99.2	Financial statements of Cedara Software Corp. as of June 30, 2004 and 2003, and for each of the years in the three-year ended June 30, 2004.

99.3	Pro forma financial information

(1) Incorporated by reference from Registrant’s Current Report on Form 8-K filed January 18, 2005.

(2) Incorporated by reference from Registrant’s Registration Statement on Form S-8 (Registration No. 333-125386) filed June 1, 2005.